UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Valero Energy Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2011. Meeting Information VALERO ENERGY CORPORATION Meeting Type: Annual Meeting For holders as of: March 1, 2011 Date: April 28, 2011 Time: 10:00 A.M. CDT Location: Valero Energy Corporation HQ One Valero Way San Antonio, TX 78249 You are receiving this communication because you hold shares in the above named company. VALERO ENERGY CORPORATION ONE VALERO WAY This is not a ballot. You cannot use this notice to vote SAN ANTONIO, TX 78249 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P07236-Z54844 See the reverse side of this notice to obtain M31552 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: COMBO DOCUMENT (NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K) How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M31553-P07236-Z54844 marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote “FOR” the following proposals: 1. Elect four Class II directors to serve until the 2014 annual meeting of stockholders. The Board of Directors recommends you vote for Nominees: “1 Year” on the following proposal: 1a. Ronald K. Calgaard 6. To recommend, by nonbinding vote, the frequency of stockholder votes on executive compensation. 1b. Stephen M. Waters The Board of Directors recommends you vote “AGAINST” the following proposals: 1c. Randall J. Weisenburger 7. Vote on a stockholder proposal entitled, “Disclosure of Political Contributions.” 1d. Rayford Wilkins, Jr. 8. Vote on a stockholder proposal entitled, “Review Political Contributions.” 2. Approve amendment of our Certificate of 9. Vote on a stockholder proposal entitled, Incorporation to eliminate classified board. “Report on Steps Taken to Reduce Risk of Accidents.” 3. Ratify the appointment of KPMG LLP as our independent registered public accounting NOTE: Such other business as may properly come firm for 2011. before the meeting or any adjournment thereof. 4. Approve the 2011 Omnibus Stock Incentive Plan. 5. Approve, by nonbinding vote, the 2010 compensation of our named executive officers. Z54844 -P07236 -M31554

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